AMERICAN CENTURY-BENHAM CAL TAX-FREE MONEY MARKET FUND
                                YIELD CALCULATION
                                     8/31/97

           Effective Yield:         [(Base Period Return)+1)^365/7]-1

           Base Period Return        =                0.00055865

           7 Day Effective Yield     =                2.95%


                             Yield:  = I/B X 365/7

                                  Y  = Yield
                                  I  = total income of hypothetical account over
                                       the seven day period
                                  B  = beginning account value

                                  I  =                0.00055865
                                  B  =               $1.00

                        7 Day Yield  =               2.91%

               AMERICAN CENTURY-BENHAM CAL MUNI MONEY MARKET FUND
                                YIELD CALCULATION
                                     8/31/97

           Effective Yield:         [(Base Period Return)+1)^365/7]-1

           Base Period Return        =                0.00056893

           7 Day Effective Yield     =                3.01%


                             Yield:  = I/B X 365/7

                                  Y  = Yield
                                  I  = total income of hypothetical account over
                                       the seven day period
                                  B  = beginning account value

                                  I  =                0.00056893
                                  B  =               $1.00

                        7 Day Yield  =               2.97%

              AMERICAN CENTURY-BENHAM CAL INTMDT TERM TAX FREE FUND
                                YIELD CALCULATION
                                    8/31/97

                                 Formula: YIELD = 2[(A-B/C*D+1)^6-1]

             A    = Investment income earned during the period
             B    = Expenses accrued for the period (net of reimbursements)
             C    = The average daily number of shares outstanding during the period that were entitled to receive dividends
             D    = The per share price on the last day of the period



             A    =            $1,612,820.29
             B    =              $189,604.89
             C    =            38,493,467.794
             D    =                   $11.27

        Yield     =                     3.97%

               AMERICAN CENTURY-BENHAM CAL LONG TERM TAX FREE FUND
                                YIELD CALCULATION
                                    8/31/97

                                 Formula: YIELD = 2[(A-B/C*D+1)^6-1]

             A    = Investment income earned during the period
             B    = Expenses accrued for the period (net of reimbursements)
             C    = The average daily number of shares outstanding during the period that were entitled to receive dividends
             D    = The per share price on the last day of the period



             A    =            $1,293,671.18
             B    =              $134,369.45
             C    =            26,363,833.234
             D    =                   $11.48

        Yield     =                     4.64%

                AMERICAN CENTURY-BENHAM CAL HIGH YIELD MUNI FUND
                                YIELD CALCULATION
                                    8/31/97

                                 Formula: YIELD = 2[(A-B/C*D+1)^6-1]

             A    = Investment income earned during the period
             B    = Expenses accrued for the period (net of reimbursements)
             C    = The average daily number of shares outstanding during the period that were entitled to receive dividends
             D    = The per share price on the last day of the period



             A    =              $873,393.91
             B    =               $82,608.79
             C    =            19,647,829.624
             D    =                    $9.68

        Yield     =                     5.04%

                AMERICAN CENTURY-BENHAM CAL INSURED TAX FREE FUND
                                YIELD CALCULATION
                                    8/31/97

                                 Formula: YIELD = 2[(A-B/C*D+1)^6-1]

             A    = Investment income earned during the period
             B    = Expenses accrued for the period (net of reimbursements)
             C    = The average daily number of shares outstanding during the period that were entitled to receive dividends
             D    = The per share price on the last day of the period



             A    =              $789,137.24
             B    =               $81,177.23
             C    =            18,178,769.307
             D    =                   $10.37

        Yield     =                     4.55%

             AMERICAN CENTURY-BENHAM CAL TAX FREE LIMITED TERM FUND
                                YIELD CALCULATION
                                    8/31/97

                                 Formula: YIELD = 2[(A-B/C*D+1)^6-1]

             A    = Investment income earned during the period
             B    = Expenses accrued for the period (net of reimbursements)
             C    = The average daily number of shares outstanding during the period that were entitled to receive dividends
             D    = The per share price on the last day of the period



             A    =              $435,443.42
             B    =               $56,037.14
             C    =            12,146,358.041
             D    =                   $10.30

        Yield     =                     3.67%

             AMERICAN CENTURY-BENHAM CAL TAX FREE MONEY MARKET FUND
                           AVERAGE ANNUAL TOTAL RETURN
                                     8/31/97

             Formula: T=(ERV/P)^1/N -1

P =   A hypothetical initial payment of $1,000
ERV = Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period
N =   Number of years
T =   Average annual total return

                        P               ERV                N           T
                ----------------------------------------------------------------

One Year          $1,000.00         $1,031.70           1.000000      3.17%

Five Year         $1,000.00         $1,145.80           5.000000      2.76%

Ten Year          $1,000.00         $1,429.20          10.000000      3.64%

Inception *       $1,000.00         $1,688.00          13.809719      3.86%

TR = Total return for period        TR=(ERV/P)-1         68.80%

*Date of Inception:                       11/9/83

              AMERICAN CENTURY-BENHAM CAL INTMDT TERM TAX FREE FUND
                           AVERAGE ANNUAL TOTAL RETURN
                                     8/31/97

                                Formula: T=(ERV/P)^1/N -1

               P     =  A hypothetical initial payment of $1,000
               ERV   =  Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period
               N     =  Number of years
               T     =  Average annual total return

                      P             ERV               N        T
               --------------------------------------------------------------

One Year        $1,000.00       $1,073.90         1.000000    7.39%

Five Year       $1,000.00       $1,345.60         5.000000    6.12%

Ten Year        $1,000.00       $1,907.70        10.000000    6.67%

Inception *     $1,000.00       $2,529.60        13.809719    6.95%

TR = Total return for period             TR=(ERV/P)-1                 152.96%

 *Date of Inception:                  11/9/83

                AMERICAN CENTURY-BENHAM CAL HIGH YIELD MUNI FUND
                           AVERAGE ANNUAL TOTAL RETURN
                                     8/31/97

                                Formula: T=(ERV/P)^1/N -1

               P     =  A hypothetical initial payment of $1,000
               ERV   =  Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period
               N     =  Number of years
               T     =  Average annual total return

                   P               ERV              N          T
               -------------------------------------------------------

One Year         $1,000.00       $1,106.10        1.000000   10.61%

Five Year        $1,000.00       $1,453.20        5.000000    7.76%

Ten Year         $1,000.00       $2,185.60       10.000000    8.13%

Inception *      $1,000.00       $1,995.90       10.669405    6.69%

TR = Total return for period             TR=(ERV/P)-1                  99.59%

 *Date of Inception:                  12/30/86

                AMERICAN CENTURY-BENHAM CAL INSURED TAX FREE FUND
                           AVERAGE ANNUAL TOTAL RETURN
                                     8/31/97

                                Formula: T=(ERV/P)^1/N -1

               P     =  A hypothetical initial payment of $1,000
               ERV   =  Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period
               N     =  Number of years
               T     =  Average annual total return

                     P               ERV              N          T
                --------------------------------------------------------

One Year          $1,000.00       $1,092.50         1.000000    9.25%

Five Year         $1,000.00       $1,407.70         5.000000    7.08%

Ten Year          $1,000.00       $2,140.30        10.000000    7.91%

Inception *       $1,000.00       $2,031.20        10.669405    6.87%

TR = Total return for period             TR=(ERV/P)-1                 103.12%

 *Date of Inception:                  12/30/86

               AMERICAN CENTURY-BENHAM CAL MUNI MONEY MARKET FUND
                           AVERAGE ANNUAL TOTAL RETURN
                                     8/31/97

                                Formula: T=(ERV/P)^1/N -1

               P     =  A hypothetical initial payment of $1,000
               ERV   =  Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period
               N     =  Number of years
               T     =  Average annual total return

                     P               ERV              N         T
               --------------------------------------------------------

One Year         $1,000.00       $1,031.50         1.000000    3.15%

Five Year        $1,000.00       $1,149.40         5.000000    2.82%

Ten Year

Inception *      $1,000.00       $1,227.30         6.666667    3.12%

TR = Total return for period             TR=(ERV/P)-1                  22.73%

 *Date of Inception:                  12/31/90

              AMERICAN CENTURY-BENHAM CAL TAX FREE LIMITED TERMFUND
                           AVERAGE ANNUAL TOTAL RETURN
                                     8/31/97

                                Formula: T=(ERV/P)^1/N -1

               P     =  A hypothetical initial payment of $1,000
               ERV   =  Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period
               N     =  Number of years
               T     =  Average annual total return

                        P               ERV            N         T
               ---------------------------------------------------------

One Year            $1,000.00       $1,054.20      1.000000    5.42%

Five Year           $1,000.00       $1,247.50      5.000000    4.52%

Ten Year

Inception *         $1,000.00       $1,275.20      5.248460    4.74%

TR = Total return for period             TR=(ERV/P)-1                  27.52%

 *Date of Inception:                   6/1/92

               AMERICAN CENTURY-BENHAM CAL LONG TERM TAX FREE FUND
                           AVERAGE ANNUAL TOTAL RETURN
                                     8/31/97

                                Formula: T=(ERV/P)^1/N -1

               P     =  A hypothetical initial payment of $1,000
               ERV   =  Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period
               N     =  Number of years
               T     =  Average annual total return

                         P               ERV           N          T
               ----------------------------------------------------------

One Year             $1,000.00       $1,097.00      1.000000    9.70%

Five Year            $1,000.00       $1,420.50      5.000000    7.27%

Ten Year             $1,000.00       $2,152.10     10.000000    7.97%

Inception *          $1,000.00       $3,075.40     13.809719    8.48%

TR = Total return for period             TR=(ERV/P)-1                 207.54%

 *Date of Inception:                  11/9/83